EXHIBIT 23.2


                          INDEPENDENT AUDITORS' CONSENT



We consent to the use in the Registration of BSI2000, Inc., on Form SB-2, Amendment No. 1, of our report dated January 24, 2003 on the financial statements of BSI2000, Inc. appearing in the Prospectus, which is part of the Registration Statement.


We also consent to the reference to us under the heading "Experts" in such Prospectus.


                                       /s/Ehrhardt Keefe Steiner & Hottman PC
                                       Ehrhardt Keefe Steiner & Hottman PC


November 25, 2003
Denver, Colorado